UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(Name of Registrant as Specified in Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

i

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

200 West Street

New York, New York 10282

(212) 902-1000

March 18, 2026

Dear Shareholder or Variable Contract Owner:

You are cordially invited to attend a Joint Special Meeting (the “Meeting”) of the Goldman Sachs ETF Trust (“GSETF Trust”), the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) to be held on June 12, 2026, at 11 a.m. (Eastern Time). The Meeting will be conducted as a virtual meeting only and not in person at a physical location. The Meeting will be hosted by means of a live webcast. Shareholders and variable contract owners will be able to listen, vote and submit questions from their home or any location with internet connectivity.

You or your proxyholder will be able to attend the Meeting online, vote and submit questions by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and using a control number assigned by Broadridge Financial Solutions, Inc. (“Broadridge”). To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Joint Special Meeting and Joint Proxy Statement that follow.

At this important meeting, you will be asked to consider and act upon the following proposal(s). Each proposal is to be voted upon only by the respective Shareholders or variable contract owners of each of the following series of each Trust (each, a “Fund,” and collectively, the “Funds”):

GSETF Trust

•	Goldman Sachs Enhanced U.S. Equity ETF (the “Enhanced U.S. Equity ETF”)

•	Goldman Sachs S&P 500 Premium Income ETF (the “S&P 500 Premium Income ETF”)

•	Goldman Sachs Technology Opportunities ETF (the “Technology Opportunities ETF”)

GST

•	Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”)

•	Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”)

•	Goldman Sachs U.S. Equity Insights Fund (the “U.S. Equity Insights Fund”)

•	Goldman Sachs Large Cap Equity Fund (the “Large Cap Equity Fund”)

GSVIT

•	Goldman Sachs U.S. Equity Insights Fund (the “VIT U.S. Equity Insights Fund”)

You are only being asked to vote on the Fund(s) of which you hold shares.

Proposal 1.	To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each applicable Fund.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

A formal Notice of Joint Special Meeting and Joint Proxy Statement setting forth in detail the matters to come before the Meeting are attached to this letter, and a proxy card and voting instruction form is enclosed for your use. You should read the Joint Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. The Board of Trustees of each applicable Trust unanimously recommends that you vote “FOR” Proposal 1 with respect to your Fund(s). However, before you vote, please read the Joint Proxy Statement for a complete description of the Proposal. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card or voting instruction form promptly or by using the Internet or telephone voting options as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at (844) 574-9090. Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

James A. McNamara
President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY

CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE A QUORUM FOR THE MEETING. YOUR VOTE IS IMPORTANT. THANK YOU IN ADVANCE FOR YOUR VOTE AND CONTINUED SUPPORT.

Important Information to Help You Understand and Vote on the Proposal – Questions and Answers

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	What is the purpose of this proxy solicitation?

A:

The purpose of this proxy solicitation is to ask the respective Shareholders of each of the Funds to approve a change to each Fund’s sub-classification under the Investment Company Act of 1940 (“1940 Act”) from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each applicable Fund. The term “Shareholder” includes variable contract owners for the VIT U.S. Equity Insights Fund. You are only being asked to vote on the Fund(s) of which you hold shares.

QUESTION SPECIFIC TO PROPOSAL 1 — TO APPROVE A CHANGE TO THE FUNDS’ SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED.”

Q:	Why am I being asked to approve a change to the sub-classification of my Fund(s) from diversified to non-diversified?

A:

Each Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, each Fund is generally limited as to the amount it may invest in any single issuer.

The Board of Trustees of each applicable Fund has approved a change to each Fund’s sub-classification under the 1940 Act to a “non-diversified” company and to eliminate any related fundamental investment restriction. This change is subject to Shareholder approval of each Fund, with Shareholders of each respective Fund voting separately on a Fund-by-Fund basis. Changing a Fund’s status to non-diversified would provide Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in individual issuers. Market appreciation among issuers in certain industry segments has expanded their market capitalizations, increasing their weightings in major stock benchmarks. Given the weightings of the largest holdings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings, the portfolio managers of each Fund believe that it is important to have flexibility to continue to invest in these holdings, and that they will be better able to execute each Fund’s investment strategy and other policies with this additional flexibility. For example, due to the limitations imposed on a diversified fund’s investments in any one issuer, a Fund may be prevented from adding to its positions in certain stocks that the portfolio managers might view favorably. Shareholders may benefit from the flexibility afforded to non-diversified funds to place additional investments in certain issuers.

Shareholders should note that if Proposal 1 is approved for any Fund, that particular Fund, as a non-diversified fund, would be more susceptible to adverse developments affecting any single issuer held in its portfolio to the extent that the Fund accumulates a larger position in that issuer, and would be more susceptible to greater losses because of these developments. This is because, as a non-diversified fund, that Fund would be permitted to invest a greater percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Shareholders should note that if Proposal 1 is not approved for a Fund, that Fund will remain “diversified” and remain subject to any related fundamental investment restriction.

GENERAL QUESTIONS

Q:	What are the Boards’ recommendations?

A:	The Board of each Fund unanimously recommends that the respective Shareholders of each Fund vote “FOR” Proposal 1.

Q:	What happens if the Shareholders of any Fund do not approve Proposal 1?

A:

If a Fund’s Shareholders do not approve Proposal 1, the Board of that Fund will take such actions as it deems necessary or appropriate in the best interests of the respective Fund’s Shareholders based on the facts and circumstances.

Shareholders of each respective Fund will be voting separately on a Fund-by-Fund basis. If one Fund’s Shareholders do not approve Proposal 1, that will not impact any other Fund whose Shareholders approve Proposal 1 for that Fund. You are only being asked to vote on the Fund(s) of which you hold shares.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the Proposal can be acted upon. We encourage all Shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card or voting instruction form, on the Internet or over the phone, each as discussed immediately below, will help save the costs of any further solicitations. Your vote is important!

Q:	How can I vote?

A:	Shareholders and variable contract owners can vote in any one of four ways:

•	By mailing the enclosed proxy card or voting instruction form after signing and dating;

•	Over the Internet by going to the website indicated on your proxy card or voting instruction form;

•	By telephone, with a toll free call to the number on your proxy card or voting instruction form; or

•	By attending the virtual Meeting and voting during the webcast.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card or voting instruction form, or by telephone by calling the toll-free number on your enclosed proxy card or voting instruction form, in each case using the voting control number that appears on your proxy card or voting instruction form. These voting methods will save money. However, whichever method you choose, please take the time to read the Joint Proxy Statement before you vote.

Q:	I plan to vote by mail. How should I sign my proxy card or voting instruction form?

A:	Please see the instructions at the end of the Notice of Joint Special Meeting, which is enclosed.

Q:	I plan to vote over the Internet. How does Internet voting work?

A:	To vote over the Internet, please log on to the website indicated on your proxy card or voting instruction form and follow the instructions provided on the voting website.

Q:	I plan to vote by telephone. How does telephone voting work?

A:	To vote by telephone, please call toll free the number on your proxy card or voting instruction form from within the United States and follow the instructions provided during your call.

Q:	Whom should I call with questions?

A:	If you have any additional questions about the Joint Proxy Statement or the upcoming Meeting, please contact Broadridge at (844) 574-9090.

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Q:	What is the relationship between the proxy solicitor, Broadridge Financial Solutions, Inc., and the Trusts?

A:

The Trusts have retained an outside firm that specializes in proxy solicitation to assist with the proxy solicitation process, including the mailing of this Joint Proxy Statement, the collection of the proxies, and with any necessary follow up. A proxy solicitor may contact Shareholders on behalf of the Trusts, but is not permitted to use personal information about Shareholders for other purposes.

THE ATTACHED JOINT PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

200 West Street

New York, New York 10282

(212) 902-1000

NOTICE OF JOINT SPECIAL MEETING

To Be Held On June 12, 2026

March 18, 2026

Dear Shareholder or Variable Contract Owner,

A Joint Special Meeting of the Goldman Sachs ETF Trust (“GSETF Trust”), the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) will be held on June 12, 2026, at 11 a.m. (Eastern Time)(with any postponements or adjournments) (the “Meeting”). The Meeting will be conducted as a virtual meeting, by means of a live webcast, and not in person at a physical location. The purposes of the Meeting are set forth below. Each proposal is to be voted upon only by the respective Shareholders of each fund voting separately on a fund-by-fund basis for each of the following series of each Trust (each, a “Fund,” and collectively, the“Funds”):

GSETF Trust

•	Goldman Sachs Enhanced U.S. Equity ETF (the “Enhanced U.S. Equity ETF”)

•	Goldman Sachs S&P 500 Premium Income ETF (the “S&P 500 Premium Income ETF”)

•	Goldman Sachs Technology Opportunities ETF (the “Technology Opportunities ETF”)

GST

•	Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”)

•	Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”)

•	Goldman Sachs U.S. Equity Insights Fund (the “U.S. Equity Insights Fund”)

•	Goldman Sachs Large Cap Equity Fund (the “Large Cap Equity Fund”)

GSVIT

•	Goldman Sachs U.S. Equity Insights Fund (the “VIT U.S. Equity Insights Fund”)

Proposal 1.	To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each applicable Fund.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

After careful consideration, the Board of each applicable Fund unanimously recommends that Shareholders vote “FOR” Proposal 1 with respect to your Fund(s).

The matters referred to above are discussed in the Joint Proxy Statement attached to this Notice. The Board of your Fund believes that Proposal 1 is in the best interests of each Fund and its Shareholders.

Owners, annuitants and beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by life insurance companies (the “Life Companies”) having separate accounts (the “Accounts”) that invest in shares of the VIT U.S. Equity Insights Fund who are entitled to give voting instructions in connection with their variable contracts with respect to Proposal 1 are referred to herein as “Shareholders” with respect to such Fund. The Life Companies and the Accounts are the only Shareholders of the VIT U.S. Equity Insights Fund. Each Life Company hereby solicits and agrees to vote the shares of the VIT U.S. Equity Insights Fund at the Meeting, and, as applicable, in accordance with timely instructions received from owners of variable contracts issued by it and having contract values allocated to one of its Accounts invested in such shares.

You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor and tabulator.

Shareholders whose shares are registered directly with a Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the Shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5 p.m. (Eastern Time) on June 11, 2026, but in any event must be received by the scheduled time for commencement of the Meeting. Once Shareholders have obtained a new control number, they must visit https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Only Shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com.

The Meeting webcast will begin promptly at 11 a.m. (Eastern Time). We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on page 1 of the Joint Proxy Statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for Shareholders to attend.

Shareholders and variable contract owners of record at the close of business on March 16, 2026, the record date for the Meeting, are entitled to receive notice of and to vote, or instruct the Life Company that issued the contract as to the manner in which shares of the VIT U.S. Equity Insights Fund attributable to the contract should be voted, at the Meeting. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card or voting instruction form in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to Goldman Sachs Asset Management, L.P. (“GSAM”) of further solicitation, we ask your cooperation in returning your proxy or voting instruction promptly.

By Order of the Boards of Trustees of Goldman Sachs ETF Trust, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

Robert Griffith Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card or voting instruction form, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card or voting instruction form but give no voting instructions, your shares will be voted “FOR” the Proposal indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card or voting instruction form and follow the on-screen instructions on the website.

To vote by telephone, from within the United States, please call the toll-free number found on your proxy card or voting instruction form, and follow the recorded instructions. Shareholders outside the United States should vote via the Internet or by submitting a proxy card or voting instruction form instead.

You may revoke your proxy or voting instruction form at any time at or before the Meeting, by submitting to the Secretary of the Trusts, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606, written notice of revocation or subsequently executed proxy or voting instruction form or by attending and voting at the Meeting.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to GSAM in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TABLE OF CONTENTS

JOINT PROXY STATEMENT FOR JOINT SPECIAL MEETING OF SHAREHOLDERS	1
PROPOSAL 1	4
TO APPROVE A CHANGE TO EACH RESPECTIVE FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE ANY RELATED FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH APPLICABLE FUND	4
PROPOSAL 2	7
TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF	7
VOTE REQUIRED FOR THE APPROVAL OF MATTERS AT THE MEETING	8
SHAREHOLDER PROPOSALS	8
ADDITIONAL INFORMATION	9
EXHIBIT A OUTSTANDING SHARES OF EACH FUND	A-1
EXHIBIT B FIVE PERCENT SHAREHOLDERS	B-1

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

200 West Street

New York, New York 10282

(212) 902-1000

JOINT PROXY STATEMENT FOR JOINT SPECIAL MEETING OF SHAREHOLDERS

March 18, 2026

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of the Goldman Sachs ETF Trust (“GSETF Trust”), the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) for use at the Trusts’ Joint Special Meeting to be held virtually on June 12, 2026, at 11 a.m. (Eastern Time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” This Joint Proxy Statement, the accompanying Notice of Joint Special Meeting, and the accompanying proxy card (or, if applicable, the appropriate notice of where to access these materials) are anticipated to be first sent to Shareholders on or about March 27, 2026.

At the Meeting, and as described in this Joint Proxy Statement, Shareholders of the Funds will be asked to consider and act upon the following proposals:

Proposal 1.

To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each applicable Fund.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

After careful consideration, the Board of each applicable Fund unanimously recommends that Shareholders vote “FOR” Proposal 1 with respect to your Fund(s).

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at 11 a.m. (Eastern Time). You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor and tabulator.

Shareholders whose shares are registered directly with a Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the Shareholder with a newly-

issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5 p.m. (Eastern Time) on June 11, 2026, but in any event must be received by the scheduled time for commencement of the Meeting. Once Shareholders have obtained a new control number, they must visit https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only Shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a Shareholder, at the Meeting.

This Joint Proxy Statement is also being furnished by certain life insurance companies (the “Life Companies”) to owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by a Life Company and having contract assets on the record date allocated to a separate account of a Life Company that has invested in shares of the VIT U.S. Equity Insights Fund (an “Account”). Shareholders and variable contract owners are referred to herein collectively as “Shareholders,” unless otherwise specified.

The Trustees have fixed the close of business on March 16, 2026, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the respective Funds on the Record Date are entitled to one vote per share at the Meeting. Exhibit A to this Joint Proxy Statement sets forth the number of shares of beneficial interest of each Fund outstanding as of the Record Date. Exhibit B to this Joint Proxy Statement sets forth the persons who owned beneficially more than 5% of any class of the Funds as of February 27, 2026.

Each Life Company hereby solicits and agrees to vote the shares of the VIT U.S. Equity Insights Fund at the Meeting, and, as applicable, in accordance with timely instructions received from persons entitled to give voting instructions under variable contracts issued by it and having contract values allocated to one of its Accounts invested in shares of the VIT U.S. Equity Insights Fund. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct the Life Company that issued your contract as to the manner in which shares of the VIT U.S. Equity Insights Fund attributable to your contract should be voted. The Life Companies will vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for,” “against” or “abstain”) to those shares for which instructions are received. As a result, a small number of variable contract owners could determine the outcome of the vote if other owners fail to vote.

The Funds’ officers, and personnel of the Funds’ investment adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If a Fund records votes through the Internet or by telephone, it will use procedures designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

GSAM will pay the expenses associated with this Joint Proxy Statement and solicitation. The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the solicitation is estimated to be approximately $1,698,701.38, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card or voting instruction form in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card or voting instruction form and follow the instructions as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at (844) 574-9090. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or voting instruction form or, if no instructions are marked on the returned proxy card or voting instruction form, the proxy card or voting instruction form will be voted “FOR” Proposal 1, and in the discretion of the persons named as proxies, in connection with any other matter that may properly come before the Meeting.

Any person giving a proxy or voting instruction form may revoke it at any time before it is exercised by submitting to the Secretary of the Trusts, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606, a written notice of revocation or subsequently executed proxy or by attending the virtual Meeting and voting during the webcast.

If (i) you are a member of a household in which multiple Shareholders of a Fund share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Joint Proxy Statement, unless your broker or bank previously received contrary instructions from a Shareholder in your household. If you are part of a household that has received only one copy of this Joint Proxy Statement, your Fund will deliver promptly a separate copy of this Joint Proxy Statement to you upon written or oral request. To receive a separate copy of this Joint Proxy Statement, please contact your Fund by calling toll free 1-800-621-2550 (for institutional shareholders) or 1-800-526-7384 (for retail shareholders), or by mail at Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING TO BE HELD ON JUNE 12, 2026

This Joint Proxy Statement is available at http://www.viewproxy.com/goldmansachs/broadridgevsm/ (please have the control number found on your proxy card ready when you visit this website).

In addition, copies of each Fund’s most recent annual and semi-annual report have previously been mailed to that Fund’s Shareholders. The Funds will furnish to any Shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to Shareholders may be obtained by writing to: the Funds, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606; or by telephone toll-free at: 1-800-621-2550 (for institutional shareholders) and 1-800-526-7384 (for retail shareholders).

PROPOSAL 1

TO APPROVE A CHANGE TO EACH RESPECTIVE FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE ANY RELATED FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH APPLICABLE FUND

The investment objectives of the Funds and principal means by which the Funds seek to achieve their investment objectives are set forth below:

Fund	Investment Objective	Principal Strategy	Related Fundamental Investment Restrictions
Goldman Sachs Enhanced U.S. Equity ETF	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities issued by small-, mid- and large-cap U.S. companies.	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.
Goldman Sachs S&P 500 Premium Income ETF	Seeks current income while maintaining prospects for capital appreciation.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in investments in companies that are included in the Fund’s benchmark.	Not applicable.
Goldman Sachs Technology Opportunities ETF	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity investments in companies that are considered by GSAM to benefit from the proliferation of technology.	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.
Goldman Sachs U.S. Tax-Managed Equity Fund	Seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity investments in U.S. issuers.	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.
Goldman Sachs U.S. Equity Dividend and Premium Fund	Seeks to maximize income and total return.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in dividend-paying equity investments in large-cap U.S. issuers.	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

Goldman Sachs U.S. Equity Insights Fund	Long-term growth of capital and dividend income.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in U.S. issuers.	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.
Goldman Sachs Large Cap Equity Fund	Long-term growth of capital.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities issued by large-cap companies.	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.
Goldman Sachs VIT U.S. Equity Insights Fund	Long-term growth of capital and dividend income.	Seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in U.S. issuers.	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

Each Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. In addition, all Funds other than the S&P 500 Premium Income ETF are also subject to a related fundamental investment restriction which prohibits them from making any investment inconsistent with their classification as a diversified fund. As a diversified fund, each Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).

Pursuant to the recommendation of the Funds’ investment adviser, GSAM, the Board of each Fund has approved a change to that Fund’s sub-classification under the 1940 Act to a “non-diversified” company and, with respect to certain Funds, to eliminate any related fundamental investment restriction. This change is subject to the Shareholder approval of each Fund, with Shareholders of each respective Fund voting separately on a Fund-by-Fund basis. Certain Funds currently have a related fundamental investment restriction (which may only be changed with shareholder approval) that provides that each such Fund, as a fundamental policy, may not “make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.” If this change is approved by the Shareholders of these Funds, each of these Funds will no longer be subject to the diversification limitation discussed above. If this change is not approved by the Shareholders of a Fund, that Fund will remain “diversified” and remain subject to any related fundamental investment restriction.

Changing a Fund’s status to non-diversified would provide GSAM with enhanced flexibility to invest a greater portion of the Fund’s assets in individual issuers. Market appreciation among issuers in certain industry segments has expanded their market capitalizations, increasing their weightings in major stock benchmarks. Given the weightings of the largest issuer weightings in the Funds’ respective benchmarks and the appreciation of the Funds’ largest holdings in each issuer, the portfolio managers of each Fund believe that it is important to have this additional flexibility, and that they will be better able to execute each Fund’s investment strategy and other policies with this additional flexibility. As of December 31, 2025:

•	The three largest issuer weightings in the S&P 500 Index (the benchmark for the Enhanced Equity ETF, S&P 500 Premium Income ETF, U.S. Equity Dividend and Premium Fund, U.S. Equity Insights

Fund and VIT U.S. Equity Insights Fund) have a combined benchmark weight of 20.78%, and each of those three largest issuers have an individual weight greater than 5% in all such aforementioned Funds

•

The four largest issuer weightings in the Russell 3000 Index (the benchmark for the U.S. Tax-Managed Equity Fund) have a combined benchmark weight of 23.2%, and each of those four largest issuers have an individual weight greater than 5% in the U.S. Tax-Managed Equity Fund

•

The four largest issuer weightings in the Russell 1000 Index (the benchmark for the Large Cap Equity Fund) have a combined benchmark weight of 24.27%, and each of those four largest issuers have an individual weight greater than 5% in the Large Cap Equity Fund

•

The two largest issuer weightings in the Nasdaq Composite Total Return Index (the benchmark for the Technology Opportunities ETF) have a combined benchmark weight of 21.79%, and those two largest issuers have individual weights greater than 5% and 4%, respectively, in the Technology Opportunities ETF

Shareholders should note that if the change in a Fund’s sub-classification to “non-diversified” is approved, that particular Fund may be subject to additional investment risks. This is because, as a non-diversified fund, that Fund would be permitted to invest a greater percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, to the extent that a Fund accumulates a large position in a single issuer, that Fund would be more susceptible to adverse developments affecting such issuer held in its portfolio, and would be more susceptible to greater losses because of these developments. Accordingly, if Proposal 1 is approved by the respective Shareholders of any Fund, that Fund could be subject to greater risk than it currently is subject to as a diversified fund. The change of each Fund’s sub-classification to “non-diversified” and with respect to certain Funds, the elimination of any related fundamental investment restriction, was approved unanimously by the respective Boards of the Funds, with adoption and implementation of the new policy conditioned upon the respective Shareholder approval of each Fund.

It should be noted that, although the respective Funds would no longer be subject to the 1940 Act diversification restrictions if the respective Shareholders of each Fund, voting separately on a Fund-by-Fund basis, approve the proposal at the Meeting, each Fund intends to continue to comply with Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). For purposes of the IRC, each Fund operates as a “regulated investment company.” Under the IRC, each Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These Federal tax diversification requirements, or the Funds’ determination to comply with them, may change in the future without shareholder approval.

Shareholders should note that if the change in a Fund’s sub-classification to “non-diversified” is not approved, that Fund will remain “diversified” and remain subject to any related fundamental investment restriction. Shareholders of each respective Fund will be voting separately on a Fund-by-Fund basis. If one Fund’s Shareholders do not approve Proposal 1, that will not impact any other Fund whose Shareholders approve Proposal 1 for that Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

PROPOSAL 2

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF

The management of the Trusts does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the person or persons acting thereunder.

VOTE REQUIRED FOR THE APPROVAL OF MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing one-third of the votes entitled to be cast at the Meeting by each Fund individually, but any lesser number will be sufficient for adjournments. Each Fund must independently establish a quorum to transact business at the Meeting concerning that Fund. Proposal 1 will be voted upon by the respective Shareholders of each Fund. The adoption of Proposal 1 requires an affirmative vote of the lesser of: (i) 67% or more of the voting securities of each Fund that are present at the meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of each Fund (a “1940 Act Majority”).

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of Proposal 1. Accordingly, abstentions effectively will be a vote against Proposal 1, for which the required vote is a 1940 Act Majority. A broker non-vote occurs when a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote as to a particular proposal. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal. However, because Proposal 1 is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against Proposal 1.

With respect to GSVIT, Life Companies that use shares of the VIT U.S. Equity Insights Fund as investment options for their variable contracts will vote shares of the Fund held by their Accounts in accordance with the instructions received from variable contract holders. The Life Companies, which are treated as the shareholders of the VIT U.S. Equity Insights Fund, will also vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for,” “against” or “abstain”) to those shares for which instructions are received, even in instances where a broker would be prevented from exercising discretion. As a result, a small number of variable contract holders could determine the outcome of the vote if other variable contract holders fail to vote. A Life Company whose separate account invests in the VIT U.S. Equity Insights Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its Accounts in the aggregate.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy for any Fund, or if a quorum is present but sufficient votes in favor of a Proposal have not been received for any Fund, the Meeting may be adjourned for that Fund to a later date by the chair of the Meeting or by a vote of Shareholders of that Fund to permit further solicitation of proxies with respect to a Proposal for that Fund. In the event of a Shareholder vote on adjournment for any Fund, any such adjournment will require the affirmative vote of a majority of the votes cast for that Fund, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. The chair of the Meeting may adjourn the Meeting for any Fund whether or not a quorum is present. A Shareholder vote may be taken on a Proposal in this Joint Proxy Statement prior to such adjournment if sufficient votes for its approval have been received. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Subject to the foregoing, the Meeting may be adjourned and re-adjourned for one or more Funds without further notice to Shareholders or variable contract owners.

SHAREHOLDER PROPOSALS

Each Trust is not required and does not intend to hold a meeting of Shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the respective Board. Any Shareholder desiring to present a proposal for consideration at the next meeting of Shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to each respective Trust at its address stated on the first page of this Joint Proxy Statement.

ADDITIONAL INFORMATION

Investment Adviser

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Distributor

Goldman Sachs ETF Trust

ALPS Distributors, Inc.

1290 Broadway, Suite 10000

Denver, Colorado 80203

Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

Goldman Sachs & Co. LLC

200 West Street

New York, NY10282

Shareholders who do not expect to attend the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card or voting instruction form and follow the instructions on the proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at (844) 574-9090.

EXHIBIT A

OUTSTANDING SHARES OF EACH FUND

Each Fund’s Shares outstanding as of March 16, 2026 (the Record Date) is set forth in the table below.

Fund	Outstanding Shares
Goldman Sachs Enhanced U.S. Equity ETF	8,157,760.00
Goldman Sachs S&P 500 Premium Income ETF	63,200,000.00
Goldman Sachs Technology Opportunities ETF	15,390,110.00
Goldman Sachs U.S. Tax-Managed Equity Fund	80,294,818.52
Goldman Sachs U.S. Equity Dividend and Premium Fund	200,694,151.8
Goldman Sachs U.S. Equity Insights Fund	16,649,473.05
Goldman Sachs Large Cap Equity Fund	42,071,363.11
Goldman Sachs VIT U.S. Equity Insights Fund	17,012,336.05

A-1

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of February 27, 2026, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of any class of each of U.S. Tax-Managed Equity Fund, U.S. Equity Dividend and Premium Fund, U.S. Equity Insights Fund, Large Cap Equity Fund and VIT U.S. Equity Insights Fund.

Although the Enhanced U.S. Equity ETF, S&P 500 Premium Income ETF and Technology Opportunities ETF do not have information concerning the beneficial ownership of shares held in the name of DTC participants, as of February 27, 2026, the name and percentage ownership of each DTC participant that owned of record more than 5% or more of the outstanding shares of such Funds were as follows.

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
GS U.S. Tax-Managed Equity Fund – Class A	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Ave S. Minneapolis, MN 55402	232,882	10.77%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303	203,005	9.39%
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Custody 1 New York Plaza Floor 12 New York, NY 10004	184,490	8.53%
	Wells Fargo Clearing Services, LLC. Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	274,338	12.69%
	Edward Jones Edward D. Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131	485,467	22.46%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	136,601	6.32%
	LPL Financial Corporation LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego CA 92121	142,911	6.61%
GS U.S. Tax-Managed Equity Fund – Class C	Raymond James & Associates Raymond James Omnibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716	22,708	6.14%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Avenue S Minneapolis, MN 55402	65,652	17.75%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	21,761	5.88%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	143,103	38.69%
	Stifel Nicolaus & Co. Exclusive Benefit of Customers 501 N Broadway Saint Louis, MO 63102	76,609	20.71%
GS U.S. Tax-Managed Equity Fund – Investor Class	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Avenue S Minneapolis, MN 55402	134,119	25.80%
	Raymond James & Associates Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	208,938	40.19%
	LPL Financial Corporation Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	136,367	26.23%
GS U.S. Tax-Managed Equity Fund – Institutional Class	Charles Schwab & Co Inc. Spec Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	251,300	16.44%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	199,167	13.03%
	UBS Financial Services Inc. UBS WM USA Omni Account Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086	90,497	5.92%
	Reliance Trust Company/FIS Maril & Co FBO 8M c/o Reliance Trust Company WI 4900 W Brown Deer Road Milwaukee, WI 53223	91,572	5.99%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	194,597	12.73%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customer 4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246	293,896	19.22%
GS U.S. Tax-Managed Equity Fund – Service Class	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	40,662	100.00%
GS U.S. Tax-Managed Equity Fund – Class P	Goldman Sachs & Co FBO Omnibus 222 S Main Street Salt Lake City, UT 84101	5,879,383	96.83%
GS U.S. Tax-Managed Equity Fund – Class R6	Goldman Sachs & Co LLC 200 West Street 37th Floor New York, NY 10282	69,550,157	99.91%
GS U.S. Equity Dividend and Premium Fund – Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303	907,206	6.96%
	Raymond James & Associates Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	956,709	7.34%
	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Avenue S Minneapolis, MN 55402	1,790,452	13.73%
	LPL Financial Corporation Omnibus Customer Account 4707 Executive Dr San Diego, CA 92121	1,146,586	8.79%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customer 1 New York Plaza Floor 12 New York, NY 10004	2,606,667	19.99%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	1,439,902	11.04%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of It’s Customer 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	1,313,117	10.07%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	794,644	6.10%
	Charles Schwab & Company Charles Schwab & Co Inc Special Custody Account for Benefit of Customers 211 Main Street San Francisco, CA 94105	660,758	5.07%
GS U.S. Equity Dividend and Premium Fund – Class C	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	195,816	6.09%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	1,080,038	33.61%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customer 1 New York Plaza Floor 12 New York, NY 10004	369,793	11.51%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303	292,035	9.09%
	Raymond James & Associates Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	360,850	11.23%
	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Avenue S Minneapolis, MN 55402	418,283	13.02%
GS U.S. Equity Dividend and Premium Fund – Institutional Class	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	24,465,199	27.46%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customer 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246	5,408,603	6.07%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customer 1 New York Plaza Floor 12 New York, NY 10004	10,041,064	11.27%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
	Charles Schwab & Co. Inc Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	22,358,211	25.10%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	13,297,260	14.93%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303	5,277,451	5.92%
GS U.S. Equity Dividend and Premium Fund – Investor Class	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Avenue S Minneapolis, MN 55402	15,172,351	56.62%
	Raymond James & Associates Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	4,754,662	17.74%
	LPL Financial Corporation Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	5,786,857	21.60%
GS U.S. Equity Dividend and Premium Fund – Class R6	Goldman Sachs & Co LLC 200 West Street 37th Floor New York, NY 10282	16,453,660	71.11%
	Saxon & Co. FBO Customers PO Box 94597 Cleveland, OH 44101	3,378,067	14.60%
GS U.S. Equity Dividend and Premium Fund – Class P	Goldman Sachs & Co FBO Omnibus 222 S Main Street Salt Lake City, UT 84101	44,394,385	95.95%
GS U.S. Equity Insights Fund – Class A	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	481,636	8.44%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	290,514	5.09%
	LPL Financial Corporation Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	302,856	5.31%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131	972,569	17.04%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customer 1 New York Plaza Floor 12 New York, NY 10004-1965	292,092	5.12%
GS U.S. Equity Insights Fund – Class C	Ascensus Broker Dealer Services LLC Ascensus Trust Company FBO Seoil USA Industrial, Inc. 401(K) P.O. Box 10758 Fargo, ND 58106	13,901	5.62%
	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Avenue S Minneapolis, MN 55402	14,912	6.03%
	Charles Schwab & Company Charles Schwab & Co Inc Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	17,997	7.27%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	98,187	39.68%
GS U.S. Equity Insights Fund – Institutional Class	Charles Schwab & Co Inc Special Cust Account FBO Customers 211 Main Street San Francisco, CA 94105	259,060	7.73%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	2,368,697	70.64%
GS U.S. Equity Insights Fund – Investor Class	Raymond James & Associates Omnibus For Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	154,525	20.17%
	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Avenue S Minneapolis, MN 55402	221,439	28.90%
	LPL Financial Corporation Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	248,205	32.39%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
GS U.S. Equity Insights Fund – Service Class	American United Life Insurance Co FBO Unit Investment Trust PO Box 368 Indianapolis, IN 46206	1,546	8.14%
	American United Life Insurance Co / American United Life/ Voya Financial Administrator One Orange Way Windsor, CT 06195	3,744	19.72%
	TCA TrustCorp America 5301 Wisconsin Avenue NW Fourth Floor Washington, DC 20015	5,510	29.03%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	1,550	8.17%
	Empower Financial Services, Inc. Empower Trust Company LLC FBO PlanPremier Retirement Plans Omnibus 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	5,773	30.41%
GS U.S. Equity Insights Fund – Class P	Goldman Sachs & Co FBO Omnibus 222 S Main Street Salt Lake City, UT 84101	5,541,400	98.09%
GS U.S. Equity Insights Fund – Class R	GWFS Equities Inc Empower Trust Company LLC FBO PlanPremier Retirement Plans Omnibus 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111	24,511	16.85%
	Hartford Life Insurance Company The Hartford 1 Hartford Pl Hartford, CT 06155	11,996	8.25%
	ADP/Broker Dealer Inc State Street Bank and TR TTEE / CUST FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	41,424	28.48%
	Mid Atlantic Clearing and Mid Atlantic Trust Company FBO Cabinetry By Designs Inc 401(K) Pro 1251 Waterfront Pl Suite 525 Pittsburgh, PA 15222	17,265	11.87%
	Mid Atlantic Clearing and Mid Atlantic Trust Company FBO SFA Interiors Inc. 401(K) PSP & Tru 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	7,880	5.42%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
GS U.S. Equity Insights Fund – Class R6	Edward D. Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131	45,073	6.77%
	Charles Schwab & Co Inc Charles Schwab Trust Bank. Trust Rothschild & Co North America Inc. 401(K) and Profit Sharing 2423 E Lincoln Drive Phoenix, AZ 85016	52,233	7.85%
	Charles Schwab & Co Inc Charles Schwab Trust Bank TTEE Safariland LLC 401(K) Ret Plan 2423 E Lincoln Drive Phoenix, AZ 85016	116,232	17.47%
	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard Floor 4 Jersey City, NJ 07310	41,900	6.30%
	Empower Financial Services, Inc. Empower Trust FBO Empower Benefit Plans 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	37,703	5.67%
	Empower Financial Services, Inc. Empower Trust FBO Recordkeeping for Large Benefit Pl 8525 E Orchard Rd Greenwood Village, CO 80111	169,923	25.53%
GS Large Cap Equity Fund – Class A	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131	3,932,169	13.14%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	2,048,419	6.84%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customer 1 New York Plaza Floor 12 New York, NY 10004	1,546,809	5.17%
GS Large Cap Equity Fund – Class C	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	213,382	14.31%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	130,999	8.79%
	Stifel Nicolaus & Co Exclusive Benefit of Customers 501 N Broadway Saint Louis, MO 63102	103,853	6.97%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customer 1 New York Plaza Floor 12 New York, NY 10004	221,740	14.87%
	Ascensus Broker Dealer Services LLC Ascensus Trust Company FBO Family Medicine Associates 401(K)/P P.O. Box 10758 Fargo, ND 58106	94,766	6.36%
	Raymond James & Associates Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	112,475	7.54%
GS Large Cap Equity Fund – Institutional Class	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	383,707	7.66%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	2,484,899	49.58%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303	375,659	7.50%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customer 1 New York Plaza Floor 12 New York, NY 10004	292,524	5.84%
GS Large Cap Equity Fund – Investor Class	ADP/Broker Dealer Inc. State Street Bank and TR TTEE / CUST FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	125,945	17.77%
	Raymond James & Associates Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	238,598	33.67%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Avenue S Minneapolis, MN 55402	119,988	16.93%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303	39,545	5.58%
	LPL Financial Corporation Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	113,318	15.99%
	Mid Atlantic Clearing and Mid Atlantic Trust Company FBO Bates Brothers Moving & Trucking 401 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	43,669	6.16%
GS Large Cap Equity Fund – Service Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	413	6.04%
	TCA TrustCorp America 5301 Wisconsin Avenue NW Fourth Floor Washington, DC 20015	1,567	22.89%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	2,499	36.50%
	SEI Private Trust Company c/o CNB Bank 1 Freedom Valley Drive Oaks, PA 19456	2,367	34.57%
GS Large Cap Equity Fund – Class P	Goldman Sachs & Co FBO Omnibus 222 S Main Street Salt Lake City, UT 84101	4,302,484	97.24%
GS Large Cap Equity Fund – Class R	ADP/Broker Dealer Inc. State Street Bank and TR TTEE / CUST FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	259,367	80.48%
GS Large Cap Equity Fund – Class R6	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customer 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246	37,144	12.44%
GS Large Cap Equity Fund – Class R6	Edward D. Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131	214,421	71.81%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
GS VIT U.S. Equity Insights Fund – Institutional Cass	Mid Atlantic Clearing and Mid Atlantic Trust Company FBO Mutual of America Separate Account 1251 Waterfront Pl Suite 525 Pittsburgh, PA 15222	1,039,100	6.90%
	RiverSource Life Insurance Co of NY A/C 1 Investment Accounting – Managed Assets 1646 AXP Financial Center Minneapolis, MN 55474	7,484,700	49.72%
	Protective Life Insurance Co Protective Variable Annuity Separate Account 2801 Highway 280 S Birmingham, AL 35223	1,168,848	7.76%
	Protective Life Insurance Co Protective Variable Annuity Separate Account 2801 Highway 280 S Birmingham, AL 35223	764,394	5.08%
	Axcelus Financial Life Insurance Company One Liberty Place 1650 Market Street 54th Floor 1 Liberty Pl Floor 54 Philadelphia, PA 19103	1,679,971	11.16%
GS VIT U.S. Equity Insights Fund – Service Class	AuguStar Life Insurance Company FBO Its Separate Accounts One Financial Way Cincinnati, OH 45242	407,633	20.07%
	Commonwealth Annuity & Life Annuity Company to Commonwealth Annuity and Life Insurance Company Attention: Separate Accounts 440 Lincoln Street Worcester, MA 01653	918,471	45.23%
	Delaware Life Insurance Company 230 3rd Avenue Suite 26 Waltham, MA 02451	136,619	6.73%
	Forethought Life Insurance Co 10 W Market Street Suite 2300 Indianapolis, IN 46204	143,178	7.05%
	Commonwealth Annuity & Life First Allmerica Financial Life Insurance Company Attention: Separate Account 440 Lincoln Street Worcester, MA 01653	270,639	13.33%
GS S&P 500 Premium Income ETF	Charles Schwab & Co., Inc 101 Montgomery Street San Francisco, CA 94104	16,872,179	27.71%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
	National Financial Services LLC 245 Summer Street Boston, MA 02210	13,206,606	21.69%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	7,317,487	12.02%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. 250 Vesey St. New York, NY 10281	5,295,813	8.70%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Ave. St. Louis, MO 63103	4,342,703	7.13%
GS Technology Opportunities Equity ETF	Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	3,429,657	22.13%
	The Bank of New York Mellon 240 Greenwich St., 13 Fl East New York, NY 10286	2,157,643	13.92%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	1,373,315	8.86%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Ave. St. Louis, MO 63103	1,206,905	7.79%
	Charles Schwab & Co., Inc 101 Montgomery Street San Francisco, CA 94104	934,318	6.03%
	American Enterprise Investment Services Inc. 707 2nd Ave. S Minneapolis, MN 55402-2405	884,782	5.71%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	843,810	5.44%
	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	785,369	5.07%
GS Enhanced U.S. Equity ETF	Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	5,330,477	65.10%
	Edward D. Jones & Co. 12555 Manchester Rd. Saint Louis, MO 63131	841,272	10.27%

*

The entities set forth in this column are the shareholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

GSAMDIVSIFYPRXY26

GOLDMAN SACHS TRUST

200 WEST STREET

NEW YORK, NEW YORK 10282

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website https://www.viewproxy.com/goldmansachs/broadridgevsm/ or scan the QR Barcode above.

3) Follow the instructions provided on the website.

4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/goldmansachs/broadridgevsm/.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Joint Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87435-S33668         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Trustees unanimously recommends you vote FOR the following proposal:		For	Against	Abstain

1.

To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each respective Fund.

		☐	☐	☐

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting to be held on June 12, 2026:

The Joint Proxy Statement is available online at

www.proxyvote.com

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<MXXXXX>-

X#####

GOLDMAN SACHS TRUST

THIS PROXY IS

SOLICITED ON BEHALF

OF THE BOARD OF

TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Robert Griffith, Secretary of the Trust, and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) standing in the name of the undersigned at the close of business on March 16, 2026, at a Special Meeting to be held virtually on June 12, 2026, at the following website: https://www.viewproxy.com/goldmansachs/broadridgevsm/, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement for the Joint Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE JOINT SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE

ON THE REVERSE SIDE